Business Combination	12 Months Ended
Dec. 31, 2020
Business Combination
Business Combination

2.  Business Combination

Acquisition of relaxation salons

During 2020 and 2019, the Company acquired 16 relaxation salons and 17 relaxation salons for cash consideration of ¥86,916 thousand and ¥23,813 thousand, respectively. The cash consideration paid in these transactions is included within "Acquisition of businesses - net of cash acquired" in the investing activities, "Payment of installment payables related to business acquisitions" in the financing activities and "Payables related to acquisition of businesses included in accrued expenses" in the non-cash investing and financing activities sections of the consolidated statements of cash flows. The acquisitions were accounted for by the acquisition method. Acquisition related costs were recognized as expenses when incurred, which were immaterial in amount. The results of operations, and assets and liabilities, of these relaxation salons were included in the consolidated financial statements from the date of acquisition. The purchase price allocation was based on the estimated fair values of the assets acquired and liabilities assumed, as of the acquisition date.

The estimated fair values of the assets acquired and liabilities assumed at the acquisition date were as follows:

	Thousands of Yen
	Fair value of assets/liabilities
		2020	2019
Property and equipment - net		¥51,005	¥27,567
Goodwill		72,438	22,156
Intangible assets		12,690	6,519
Total assets acquired		136,133	56,242
Asset retirement obligation		(49,217)	(25,942)
Total liabilities assumed		(49,217)	(25,942)
Net assets assumed		86,916	30,300
Fair value of the consideration transferred		86,916	23,813
Gain from bargain purchases	¥	―	¥6,487

The goodwill recorded primarily relates to the sales growth potential of the relaxation salon locations acquired and is expected to be deductible for income tax purposes. Intangible assets in the table above consist of reacquired franchise rights, fair values of which were estimated using the relief from royalty method with Level 3 unobservable inputs. In order to develop these Level 3 fair value measurements, the Company used 1.2% - 2.5% of royalty rate and 11.3% - 14.0% of discount rate as significant unobservable inputs. The amount of reacquired franchise rights was ¥12,690 thousand and ¥6,519 thousand in 2020 and 2019 respectively. Reacquired franchise rights are subject to amortization, amortized over an estimated useful life of approximately three years.

For some relaxation salons acquired, the Company recognized the excess of the fair value of the net assets assumed over the fair value of the consideration transferred as a gain from bargain purchases of nil and ¥6,487 thousand in 2020 and 2019 respectively, which is separately presented in the consolidated statements of (loss) income.

The amount of revenue from the acquired relaxation salons included in the Company's results of operations for the years ended December 31, 2020 and 2019 was ¥375,148 thousand and ¥799,788 thousand, respectively. The amount of (loss) earnings from the acquired relaxation salons included in the Company's results of operations for the years ended December 31, 2020 and 2019 was ¥(26,595) thousand and ¥107,145 thousand, respectively. Disclosure of pro forma information is omitted as the information is not easily available.